UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: September 26, 2005
(Date of earliest event reported)


                    Wells Fargo Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)


           Delaware                    333-122307                 52-1972128
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(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)


7430 New Technology Way, Frederick, Maryland                            21703
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Address of principal executive offices                                (Zip Code)


Registrant's Telephone Number, including area code  (301) 846-8881


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.   Other Events
             ------------

      Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association), Structural Term Sheets and Computational Materials (each as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Greenwich Capital Markets, Inc. which are hereby filed pursuant to such letter.

ITEM 9.01    Financial Statements and Exhibits
             ---------------------------------

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------
    (99) Collateral Term Sheets, Structural Term Sheets and Computational Materials prepared by Greenwich Capital Markets, Inc. in connection with Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-9

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS FARGO ASSET SECURITIES
                                          CORPORATION


September 26, 2005

                                        By:      /s/ Bradley A. Davis
                                                --------------------------------
                                                 Bradley A. Davis
                                                 Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------
(99)                Collateral Term Sheets,                      E
                    Structural Term Sheets
                    and Computational Materials
                    prepared by Greenwich Capital
                    Markets, Inc. in connection with
                    Wells Fargo Asset Securities Corporation,
                    Mortgage Pass-Through Certificates,
                    Series 2005-9